UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐       Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

MANTLE RIDGE LP

EAGLE FUND A1 LTD

EAGLE ADVISOR LLC

PAUL HILAL

ANDREW EVANS

TRACY MCKIBBEN

DENNIS REILLEY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MANTLE RIDGE ISSUES STATEMENT

New York – December 5, 2024 – Mantle Ridge LP (“Mantle Ridge”), which together with its affiliates beneficially owns more than $1 billion of Air Products and Chemicals Inc. (NYSE: APD) (“Air Products” or the “Company”) shares, today issued the following statement:

It was reported in the press today that:

“Air Products and Chemicals, Inc. experienced a 2.3% drop in its stock price in pre-open trading on Thursday. This decline came as a result of activist hedge fund Mantle Ridge LP withdrawing its earlier push for a board overhaul at the industrial gas company."

Shareholders should not fear.  As has been our consistent practice in every project we have done, and has been evident from our filings and communications with the Board, we seek a restructuring of the Board to one that can enable new executives to succeed, and better board performance.  This necessarily includes a meaningful minority of ongoing incumbent directors, and new independents that would comprise a majority of the reconstituted Board.

In this case, we are nominating four, and the Company is nominating two, entirely new and independent candidates (six directors out of nine would be new and independent). We encourage shareholders to closely read our proxy filings.

The board slate as specified in our amended filing should in our view be sufficient to allow the Company to approach the future on a strong footing.  It seeks replacement of the four most problematic directors, the addition of four new ones we have nominated, and a process to replace the current CEO.

Because the Board would not engage in a collaborative process of Board reconstruction, we took the initiative to compose this board solution on our own, informed by our fellow shareholders’ preferences and desires for change.

We are grateful for the support from our fellow shareholders and are excited about the wonderful chapter ahead for the Company.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Mantle Ridge LP (“Mantle Ridge”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Mantle Ridge that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Mantle Ridge does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Mantle Ridge disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Mantle Ridge and the other Participants (as defined below) intend to file a preliminary proxy statement and accompanying BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2025 annual stockholders meeting (the “2025 Annual Meeting”) of Air Products and Chemicals, Inc., a Delaware corporation (“APD”). Promptly after filing its definitive proxy statement with the SEC, Mantle Ridge will furnish the definitive proxy statement and accompanying BLUE universal proxy card to some or all of the stockholders entitled to vote at the 2025 Annual Meeting.

The participants in the proxy solicitation are Mantle Ridge, Eagle Fund A1 Ltd (the “Record Stockholder”), Eagle Advisor LLC, Paul Hilal, (all of the foregoing persons, collectively, the “Mantle Ridge Parties”), Andrew Evans, Tracy McKibben and Dennis Reilley (such individuals, collectively with the Mantle Ridge Parties, the “Participants”).

As of the date hereof, the Mantle Ridge Parties beneficially own an aggregate of 4,107,521 shares (the “Mantle Ridge Shares”) of Common Stock and Mr. Evans beneficially owns 5 shares of Common Stock. The Mantle Ridge Shares collectively represent approximately 1.8% of the outstanding shares of Common Stock based on 222,383,500 shares of Common Stock outstanding as of November 27, as reported in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on December 3, 2024. Mantle Ridge, as the sole member of Mantle Ridge, which is in turn the advisor to certain affiliated funds (collectively, the “Mantle Ridge Funds”), may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Common Stock to be held for the accounts of the Mantle Ridge Funds. Mantle Ridge, as the advisor to, and holder of 100% of the noneconomic voting interests in, the Mantle Ridge Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock to be held for the accounts of the Mantle Ridge Funds. By virtue of him ultimately controlling the managing member of Mantle Ridge GP LLC, the general partner of Mantle Ridge, which is in turn the sole member of Mantle Ridge, the advisor to the Mantle Ridge Funds, Mr. Hilal may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the shares of Common Stock to be held for the accounts of the Mantle Ridge Funds. The Nominees who beneficially own Common Stock (as set forth in the cover pages hereof) may be deemed to have the sole power to vote or direct the vote of (and the sole power to dispose or direct the disposition of) the shares of Common Stock to be held for their accounts.

IMPORTANT INFORMATION AND WHERE TO FIND IT

MANTLE RIDGE STRONGLY ADVISES ALL STOCKHOLDERS OF APD TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY MANTLE RIDGE WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS, WILL ALSO BE AVAILABLE BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208.

Investor Contact

D.F. King & Co., Inc.

Edward McCarthy

Tel: 212-493-6952

Media Contacts

Jonathan Gasthalter

Gasthalter & Co. LP

Tel: 212-257-4170